Exhibit 32.1
Form of Certification Pursuant to Section 1350 of Chapter 63
of Title 18 of the United States Code
      I, Thomas I. Morgan, President and Chief Executive Officer of Hughes Supply, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Interim Report on Form 10-Q for the quarter ended April 30, 2005 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Hughes Supply, Inc.

Date: June 9, 2005	By: /s/ THOMAS I. MORGAN

Thomas I. Morgan President and Chief Executive Officer